September 30, 2016

Wasmer Schroeder High Yield Municipal Fund

Institutional Class	WSHYX

A series of Advisors Series Trust

Supplement to the Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”), each dated June 28, 2016

Effective immediately, Mr. Doug Fowler will serve as a portfolio manager to Wasmer Schroeder High Yield Municipal Fund (the “Fund”).  Accordingly, effectively immediately, the following changes are made to the Fund’s Summary Prospectus, Prospectus and SAI.

Summary Prospectus and Prospectus

•	The “Portfolio Manager” section on page 5 of the Fund’s Summary Prospectus and page 5 of the Fund’s Prospectus is replaced with the following:

Portfolio Managers.  Mr. Jason D. Diefenthaler, Senior Vice President, and Mr. Doug Fowler, Vice President, are the co-portfolio managers primarily responsible for the day-to-day management of the Fund. Mr. Diefenthaler has managed the Fund since its inception in March 2014.  Mr. Fowler has managed the Fund since September 2016.

Prospectus

•	The following is added to the “Portfolio Managers” sub-section on page 11 of the Prospectus:

Douglas Fowler, Vice President of the Adviser, is also responsible for the day-to-day management of the Fund’s portfolio.  Doug is a member of the Firm’s Portfolio Management, Investment, and Compliance Committees where he works on the development of investment opportunities. With over 17 years of experience in the securities business, Doug relocated from California in 2008 to join Wasmer, Schroeder & Company, Inc.  Mr. Fowler holds a B.S. in Finance from University of the Pacific, and is a member of the National Federation of Municipal Analysts, the Southern Municipal Finance Society, and is a Leadership Collier Foundation Alumni Association member™.

SAI

•	The “Portfolio Managers” sub-section beginning on page B-26 of the SAI is replaced as follows:

Mr. Jason Diefenthaler, Senior Vice President, and Mr. Doug Fowler, Vice President are the co-portfolio managers primarily responsible for the day-to-day management of the Fund. Mr. Diefenthaler has managed the Fund since its inception in March 2014.  Mr. Fowler has managed the Fund since September 2016.  The following tables show the number of other accounts (not including the Fund) managed by Mr. Diefenthaler and Mr. Fowler, as of August 31, 2016, and the total assets in the accounts managed within various categories.

Jason Diefenthaler
Type of Accounts	Number of Accounts (Excluding the Fund)	Total Assets	Number of Accounts with Advisory Fee Based on Performance	Total Assets in Accounts with Advisory Fee Based on Performance
Registered Investment Companies	0	$0	0	$0
Other Pooled Investments	0	$0	0	$0
Other Accounts	225	$592.8 million	0	$0

Doug Fowler
Type of Accounts	Number of Accounts (excluding the Fund)	Total Assets	Number of Accounts with Advisory Fee based on Performance	Total Assets in Accounts with Advisory Fee Based on Performance
Registered Investment Companies	0	$0	0	$0
Other Pooled Investments	0	$0	0	$0
Other Accounts	225	$592.8 million	0	$0

Material Conflicts of Interest.
In addition to the Fund, Mr. Diefenthaler and Mr. Fowler co-manage separate account clients in various categories.  Individual credits are approved for use within specific strategies prior to the trade being executed.  Each security purchased for the Adviser’s client accounts is then subjected to a trade allocation waterfall. The trade allocation waterfall specifically dictates which accounts receive an allocation after the trade has been executed, based on a predetermined set of inquiries such as cash, maturity, credit rating, state of residence, etc.  The Adviser does not anticipate that there will be material conflicts of interest.

Compensation.  The Adviser is 100% employee-owned and controlled and thus has the ability to develop an incentive structure capable of motivating employees.  Compensation represents a combination of a fixed salary and bonuses.  The bonus is based on a profit-sharing formula that indicates metrics such as over-all firm profitability ratios and employee relative contribution to the firm’s revenues and profits.  Subject to vesting and other requirements, certain key management and investment professionals with the Adviser are eligible for participation in the company’s Key Management Equity Growth Participation Plan.

Securities Owned in the Fund by Portfolio Managers.  As of August 31, 2016, Mr. Diefenthaler and Mr. Fowler beneficially owned the following securities in the Fund:

Name of Portfolio Manager	Dollar Range of Equity Securities Owned in the Fund (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001 - $500,000, $500,001 to $1,000,000, Over $1,000,000)
Mr. Jason Diefenthaler	$50,001 – $100,000
Mr. Doug Fowler	None

* * * * *

Please retain this Supplement with your
Summary Prospectus, Prospectus and SAI for future reference.